Exhibit 32
CERTIFICATION BY CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Genesis Energy, L.P. (the “Partnership”) for the period ended June 30, 2026 (the “Report”) filed with the Securities and Exchange Commission on the date hereof, the undersigned, Grant E. Sims, Chief Executive Officer and Kristen O. Jesulaitis, Chief Financial Officer of Genesis Energy, LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Partnership’s Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

August 6, 2026	/s/ Grant E. Sims
Grant E. Sims
Chief Executive Officer,
Genesis Energy, LLC

August 6, 2026	/s/ Kristen O. Jesulaitis
Kristen O. Jesulaitis
Chief Financial Officer,
Genesis Energy, LLC